Grant Park Fund

Class A, B, Legacy 1, Global 1 and Global 3 Units

Monthly Performance Report • June 2016



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GRANT PARK FUND®

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
555 W. Jackson Blvd., Ste 600
Chicago, IL 60661

This sales and advertising literature must be read in conjunction with the prospectus in order to understand fully all of the implications and risks of the offering of securities to which it relates. A copy of the prospectus must be made available to you in connection with this offering. This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. The information in this document is valid only as of the date hereof and may be changed without notice. This communication is confidential and is intended solely for the information of the person to whom it has been delivered.

Market Commentary: June 2016

Currencies: The currencies sector reacted to the pressures the Brexit referendum caused in the fixed-income sector and the Fund benefited from a combination of cross-currency investments. The British pound fell over 11% immediately after the voting results were announced and only partially recovered against the U.S. dollar by month's end.

Energy: Crude oil prices moved within a narrow range throughout the month, rose, and ended the month essentially unchanged. Natural gas prices continued a three-month rise as weather-related demand continued to increase.

Equities: The global equities markets roiled during post-Brexit trading sessions. Equities in Europe and Asia experienced sharp declines after the British vote but were able to partially recover value before the end of the month.

Fixed Income: Yields fell on global debt instruments throughout the month, propelled by the Federal Reserve's decision to delay raising interest rates, and were accelerated by the U.K.'s vote to leave the European Union. Various U.S., U.K., German, and Japanese fixed-income instruments reached historic-low yields.

Grains/Foods: Soybean prices traded over a wide price range during the month and ended the month slightly below the intra-month high. Corn and wheat prices fell sharply during the last two weeks of June as continued moderate weather is creating ideal growing conditions and estimates for this season's crop yield continue to increase.

Metals: Precious metals markets rose sharply as investors sought safe-haven assets in the uncertainty about the implications and timing of the U.K.'s withdrawal from the European Union. General uncertainty about the overall strength of the regional economics caused prices to move erratically.

A Units (Closed to New Investments)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2016	4.27%	2.95%	-3.01%	-2.03%	-2.12%	5.00%							**4.84%**
2015	2.82%	-0.26%	0.36%	-4.01%	-1.46%	-4.64%	2.33%	-6.15%	3.09%	-2.29%	3.44%	-5.70%	**-12.41%**
2014	-4.77%	1.19%	-2.85%	0.12%	0.94%	0.56%	-0.89%	4.22%	2.23%	0.57%	4.92%	0.63%	**6.66%**
2013	1.47%	-2.86%	1.22%	1.01%	-2.83%	-3.12%	-0.24%	-2.22%	-0.87%	1.63%	2.24%	0.89%	**-3.84%**
2012	0.00%	0.80%	-2.21%	0.00%	6.19%	-4.88%	3.56%	-1.30%	-2.13%	-5.64%	-0.63%	0.52%	**-6.13%**
2011	-0.52%	2.26%	-2.48%	3.79%	-6.93%	-3.79%	3.02%	-1.81%	-1.64%	-4.51%	-0.57%	-0.05%	**-12.95%**

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
10.97%	7.00%	15.25%	20.03%	-7.58%	-3.44%	9.11%	12.63%	19.91%	-9.23%	4.45%

B Units (Closed to New Investments)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2016	4.20%	2.94%	-3.09%	-2.08%	-2.17%	4.89%							**4.44%**
2015	2.77%	-0.31%	0.31%	-4.07%	-1.51%	-4.69%	2.27%	-6.20%	3.03%	-2.35%	3.38%	-5.75%	**-12.97%**
2014	-4.83%	1.14%	-2.91%	0.06%	0.89%	0.53%	-0.95%	4.20%	2.19%	0.52%	4.87%	0.58%	**6.07%**
2013	1.42%	-2.91%	1.17%	0.96%	-2.88%	-3.18%	-0.30%	-2.28%	-0.93%	1.58%	2.19%	0.84%	**-4.44%**
2012	-0.06%	0.75%	-2.27%	-0.05%	6.13%	-4.93%	3.51%	-1.36%	-2.19%	-5.69%	-0.68%	0.46%	**-6.74%**
2011	-0.58%	2.20%	-2.53%	3.74%	-6.98%	-3.84%	2.96%	-1.86%	-1.69%	-4.57%	-0.62%	-0.11%	**-13.52%**

2003	2004	2005	2006	2007	2008	2009	2010
7.66%	-8.40%	-4.25%	8.28%	11.76%	18.88%	-9.87%	3.80%

Legacy 1 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2016	4.27%	3.05%	-2.61%	-1.85%	-1.93%	5.15%							**5.93%**
2015	2.91%	-0.04%	0.52%	-3.81%	-1.27%	-4.45%	2.52%	-5.97%	3.28%	-2.10%	3.64%	-5.51%	**-10.44%**
2014	-4.59%	1.39%	-2.66%	0.31%	1.08%	0.72%	-0.70%	4.33%	2.35%	0.75%	5.00%	0.73%	**8.64%**
2013	1.66%	-2.68%	1.40%	1.19%	-2.66%	-2.91%	-0.05%	-2.04%	-0.68%	1.79%	2.36%	1.06%	**-1.75%**
2012	0.18%	1.00%	-2.03%	0.18%	6.24%	-4.57%	3.73%	-1.10%	-1.93%	-5.45%	-0.44%	0.71%	**-3.96%**
2011	-0.35%	2.37%	-2.21%	3.84%	-6.63%	-3.62%	3.23%	-1.62%	-1.47%	-4.34%	-0.40%	0.14%	**-11.00%**

2009	2010
-3.39%	6.09%

Global 1 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2016	4.32%	3.16%	-2.36%	-1.79%	-2.24%	5.89%							**6.83%**
2015	2.98%	0.01%	0.56%	-3.84%	-1.27%	-4.43%	2.50%	-6.03%	3.26%	-2.09%	3.51%	-5.49%	**-10.46%**
2014	-4.59%	1.40%	-2.64%	0.36%	1.15%	0.76%	-0.66%	4.27%	2.39%	0.80%	5.31%	0.81%	**9.34%**
2013	1.69%	-2.63%	1.47%	1.22%	-2.61%	-2.83%	0.00%	-2.00%	-0.63%	1.77%	2.37%	1.16%	**-1.22%**
2012	0.39%	0.96%	-1.97%	0.27%	6.32%	-4.59%	3.85%	-1.15%	-1.85%	-5.36%	-0.43%	0.77%	**-3.30%**
2011	-0.74%	2.00%	-1.85%	2.92%	-6.49%	-3.33%	3.09%	-1.25%	-1.34%	-4.01%	-0.39%	0.06%	**-11.18%**

2009	2010
-4.32%	2.88%

Global 3 Units

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2016	4.24%	3.05%	-2.54%	-2.01%	-2.41%	5.90%							**6.02%**
2015	2.83%	-0.14%	0.42%	-3.99%	-1.43%	-4.59%	2.33%	-6.18%	3.10%	-2.25%	3.39%	-5.70%	**-12.16%**
2014	-4.75%	1.23%	-2.81%	0.20%	1.00%	0.60%	-0.82%	4.19%	2.25%	0.65%	5.24%	0.66%	**7.46%**
2013	1.53%	-2.79%	1.30%	1.06%	-2.76%	-3.01%	-0.17%	-2.17%	-0.79%	1.64%	2.25%	1.01%	**-3.06%**
2012	0.22%	0.79%	-2.13%	0.10%	6.16%	-4.73%	3.66%	-1.31%	-2.00%	-5.52%	-0.60%	0.60%	**-5.19%**
2011	-0.91%	1.76%	-2.01%	2.75%	-6.67%	-3.50%	2.92%	-1.43%	-1.52%	-4.17%	-0.56%	-0.11%	**-13.05%**

2009	2010
-6.04%	0.68%

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

A, B and Legacy Units

Trading Performance by Sector


12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
Jun
2016

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Currencies	Energy	Equity Indices	Fixed Income	Grains/Foods	Metals
22%	5%	22%	33%	9%	9%

Global Units

Trading Performance by Sector


12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
Jun
2016

Performance reported is gross of fees and expenses.

Monthly Exposure by Sector

Currencies	Energy	Equity Indices	Fixed Income	Grains/Foods	Metals
21%	6%	21%	32%	10%	10%

Sector Positions at Month-End


Commodities 24%
Financials 76%
Energy 6%
Grains 9%
Metals 9%
Currencies 22%
Equities 22%
Fixed Income 32%
Jun 15
Jul 15
Aug 15
Sep 15
Oct 15
Nov 15
Dec 15
Jan 16
Feb 16
Mar 16
Apr 16
May 16
Jun 16
Short position
Long position

Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

Grant Park Fund At-A-Glance

Product	Legacy Units	Global Units		A and B Units
Class	1	1	3	Closed to New Investment
Account Type	Fee-based	Fee-based	Commission-based	
Minimum Investment	$10,000	$5,000	$5,000	
Retirement Account	$1,000	$1,000	$1,000	
Trading Strategy	Traditional, systematic, medium-to long-term trend-trading philosophy employed by Grant Park for the past 20 years.	Traditional, systematic, medium-to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes.		
Breakeven Level	4.21%	3.60%	5.81%	
Redemptions	Monthly after 90 days	Monthly after 90 days	Monthly after 90 days	
Penalty	No	No	1.5% on a declining scale 0.5% per quarter	
Sectors Traded	6	6	6	
Eligibility	The Fund is registered in all states except New Mexico and Puerto Rico. Eligibility varies by state, but not less than $250k net worth or $70k net worth and $70k income. No Investor should invest more than 10% of his/her net worth.	The Fund is registered in all states except New Mexico and Puerto Rico. Eligibility varies by state, but not less than $250k net worth or $70k net worth and $70k income. No Investor should invest more than 10% of his/her net worth.		

Statistics

Statistics Since Inception - Class A Units[1] January 1989 - June 2016	
Total Fund Assets (A,B, Legacy, Global)	$197M
12-Month Return	-1.08%
Average 12-Month Return	14.13%
36-Month Cumulative Return	-0.72%
60-Month Cumulative Return	-16.52%
Compounded Annualized ROR	10.29%
3-Year Compounded Annualized ROR	-0.24%
5-Year Compounded Annualized ROR	-3.55%
10-Year Compounded Annualized ROR	-0.22%
Worst Drawdown (5/89 - 10/89)	-38.90%
Worst Drawdown Last 5 Years (12/08 - 5/16)	-30.51%
Average 1-month Gain	5.84%
Average 1-month Loss	-4.04%
# of Winning Months	171
# of Losing Months	159

Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] July 2006 - June 2016		
↑ ↓	Moved in Opposite Directions	46%
↑ ↑	Positive Results for Both	33%
↓ ↓	Negative Results for Both	21%

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

Average 12-Month Return: The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Correlation: This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

Drawdown: A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

Net Asset Value per Unit: This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.

All charts in this document were prepared by Dearborn Capital Management, LLC.
©2016 Dearborn Capital Management, LLC. All rights reserved.